Subsequent Events	12 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the issuance of the consolidated financial statements and, except for the event described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

On December 29, 2023, the Securities and Exchange Commission declared effective SU Group’s Registration Statement on Form F-1. On January 26, 2024, the Company consummated the initial public offering of 1,250,000 ordinary shares at a price of US$4.0 per share, generating net proceeds of approximately US$3.0 million after deducting underwriting discounts and commissions and offering expenses.